UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 3, 2014

WORLD SURVEILLANCE GROUP INC.
(Exact name of registrant as specified in its charter)

Delaware	001-32509	88-0292161
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

State Road 405, Building M6-306A, Room 1400, Kennedy Space Center, FL 32815
 (Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code (321) 452-3545

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant

Previous independent registered public accounting firm

On October 28, 2014 (the “Resignation Date”), World Surveillance Group Inc. (“WSGI”) was told by Rosen Seymour Shapss Martin & Company LLP (“RSSM”), its independent certifying accountant, that as a result of the departure of the lead audit partner on the WSGI account and the concurring partner from RSSM and concerns over their independence, RSSM would no longer be able to continue as WSGI’s independent certifying accountant.  There were no disputes or disagreements between RSSM and WSGI during the previous two fiscal years.  Except for the provision of a “Going Concern” opinion, the reports of RSSM on the Company’s financial statements for the years ended December 31, 2013 and 2012 did not contain an adverse opinion or disclaimer of opinion, and such reports were not qualified or modified as to uncertainty, audit scope, or accounting principle.

During the fiscal years ended December 31, 2013 and 2012, and through the Resignation Date, the Company has not had any disagreements with RSSM on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to RSSM’s satisfaction, would have caused them to make reference thereto in their reports on the Company’s financial statements for such years.

During the fiscal years ended December 2013 and 2012, and through the Resignation Date, there were no reportable events, as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided RSSM with a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission (“SEC”) and requested that RSSM furnish the Company with a letter addressed to the SEC stating whether it agrees with the above statements and, if it does not agree, the respects in which it does not agree, a copy of which is filed as Exhibit 16.1 herewith.

New independent registered public accounting firm

On November 3, 2014, the Company engaged MaloneBailey LLP (“Malone”) as its independent registered public accounting firm to audit the Company’s financial statements.  The decision to engage Malone was approved by the Company’s Audit Committee.

During the Company’s two most recent fiscal years and through the date of engagement of Malone, the Company did not consult with Malone regarding either (1) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, or (2) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

Prior to the engagement of Malone, Malone did not provide the Company with any written or oral advice that Malone concluded was an important factor considered by the Company in reaching any decision as to any accounting, auditing or financial reporting issue.

Item 9.01 Financial Statements and Exhibits

Exhibit Number	Description

16.1	Letter from Rosen Seymour Shapss Martin & Company

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

World Surveillance Group Inc.
(Registrant)

Date: November 7, 2014	/s/ Glenn D. Estrella
By: Glenn D. Estrella
Title: President and Chief Executive Officer